OPPENHEIMER CONSERVATIVE INVESTOR FUND a series of
OPPENHEIMER PORTFOLIO SERIES
N-SAR EXHIBIT 77C

SPECIAL SHAREHOLDER MEETING (Unaudited)

On June 21, 2013, a shareholder meeting of Oppenheimer Conservative Investor Fund (the “Fund”) as series of Oppenheimer Portfolio Series (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 3012.  The following is a report of the votes cast:

Nominee/Proposal                                           For                                     Withheld

Trustees

Brian F. Wruble                                           324,147,843                                4,684,591
David K. Downes                                       324,077,307                                4,755,128
Matthew P. Fink                                          323,819,210                                5,013,225
Edmund Giambastiani, Jr.                           323,806,083                                5,026,352
Phillip A. Griffiths                                       324,047,725                                4,784,710
Mary F. Miller                                             323,960,540                                4,871,895
Joel W. Motley                                           324,167,662                                4,664,773
Joanne Pace                                                 323,951,366                                4,881,069
Mary Ann Tynan                                       324,165,199                                4,667,236
Joseph M. Wikler                                      323,812,337                                5,020,098
Peter I. Wold                                               324,079,437                                4,752,998
William F. Glavin, Jr.                                 323,908,264                                4,924,171

Proposal 2:  To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a:  Proposal to revise the fundamental policy relating to borrowing
For                                          Against                                Abstain
30,417,654                              1,076,570                                1,376,617
2b-1:  Proposal to revise the fundamental policy relating to concentration of investments
For                                         Against                                Abstain
30,409,367                              1,098,467                                1,363,006

2c-1:  Proposal to remove the fundamental policy relating to diversification of investments
For                                          Against                                Abstain
30,339,384                              1,209,863                                1,321,593

2d:  Proposal to revise the fundamental policy relating to lending
For                                          Against                                Abstain
30,423,385                              1,112,252                                1,335,204

2e:  Proposal to remove the additional fundamental policy relating to estate and commodities
For                                        Against                                Abstain
30,627,582                              880,253                                1,363,005

2f:  Proposal to revise the fundamental policy relating to senior securities
For                                          Against                                Abstain
30,461,314                              1,047,620                                1,361,907

2g:  Proposal to remove the additional fundamental policy relating to underwriting
For                                         Against                                Abstain
30,633,987                              802,102                                1,434,752

Proposal 3:  To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For                                              Against                                Abstain
253,721,880                                           6,557,130                                8,760,543

OPPENHEIMER ACTIVE ALLOCATION FUND a series of
OPPENHEIMER PORTFOLIO SERIES
N-SAR EXHIBIT 77C

SPECIAL SHAREHOLDER MEETING (Unaudited)

On June 21, 2013, a shareholder meeting of Oppenheimer Active Allocation Fund (the “Fund”) as series of Oppenheimer Portfolio Series (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 3012.  The following is a report of the votes cast:

Nominee/Proposal                                           For                                    Withheld

Trustees

Brian F. Wruble                                         324,147,843                                4,684,591
David K. Downes                                      324,077,307                                4,755,128
Matthew P. Fink                                        323,819,210                                5,013,225
Edmund Giambastiani, Jr.                         323,806,083                                5,026,352
Phillip A. Griffiths                                      324,047,725                                4,784,710
Mary F. Miller                                            323,960,540                                4,871,895
Joel W. Motley                                           324,167,662                                4,664,773
Joanne Pace                                                323,951,366                                4,881,069
Mary Ann Tynan                                      324,165,199                                4,667,236
Joseph M. Wikler                                      323,812,337                                5,020,098
Peter I. Wold                                              324,079,437                                4,752,998
William F. Glavin, Jr.                                 323,908,264                                4,924,171

Proposal 2:  To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a:  Proposal to revise the fundamental policy relating to borrowing
For                                            Against                                Abstain
113,929,618                              4,703,387                                5,231,958

2b-1:  Proposal to revise the fundamental policy relating to concentration of investments
For                                             Against                                Abstain
114,670,488                              3,934,925                                5,259,550

2c-1:  Proposal to remove the fundamental policy relating to diversification of investments
For                                             Against                                Abstain
113,640,449                              4,543,545                                5,680,969

2d:  Proposal to revise the fundamental policy relating to lending
For                                             Against                                Abstain
113,532,584                              4,749,038                                5,583,339

2e:  Proposal to remove the additional fundamental policy relating to estate and commodities
For                                               Against                                Abstain
114,242,400                              4,120,415                                5,502,149

2f:  Proposal to revise the fundamental policy relating to senior securities
For                                            Against                                Abstain
113,966,662                              4,362,428                                5,535,872

2g:  Proposal to remove the additional fundamental policy relating to underwriting
For                                            Against                                Abstain
114,209,502                              4,143,096                                5,512,364

Proposal 3:  To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For                                               Against                                Abstain
       253,721,880                                       6,557,130                                8,760,543

OPPENHEIMER MODERATE INVESTOR FUND a series of
OPPENHEIMER PORTFOLIO SERIES
N-SAR EXHIBIT 77C

SPECIAL SHAREHOLDER MEETING (Unaudited)

On June 21, 2013, a shareholder meeting of Oppenheimer Moderate Investor Fund (the “Fund”) as series of Oppenheimer Portfolio Series (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 3012.  The following is a report of the votes cast:

Nominee/Proposal                                           For                                      Withheld

Trustees

Brian F. Wruble                                           324,147,843                                4,684,591
David K. Downes                                        324,077,307                                4,755,128
Matthew P. Fink                                          323,819,210                                5,013,225
Edmund Giambastiani, Jr.                          323,806,083                                5,026,352
Phillip A. Griffiths                                       324,047,725                                4,784,710
Mary F. Miller                                             323,960,540                                4,871,895
Joel W. Motley                                           324,167,662                                4,664,773
Joanne Pace                                                 323,951,366                                4,881,069
Mary Ann Tynan                                       324,165,199                                4,667,236
Joseph M. Wikler                                       323,812,337                                5,020,098
Peter I. Wold                                               324,079,437                                4,752,998
William F. Glavin, Jr.                                   323,908,264                                4,924,171

Proposal 2:  To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a:  Proposal to revise the fundamental policy relating to borrowing
For                                          Against                                Abstain
76,781,268                              1,969,070                                1,997,166

2b-1:  Proposal to revise the fundamental policy relating to concentration of investments
For                                          Against                                Abstain
76,885,417                              1,784,161                                2,077,925

2c-1:  Proposal to remove the fundamental policy relating to diversification of investments
For                                         Against                                Abstain
76,450,843                              2,161,329                                2,135,329

2d:  Proposal to revise the fundamental policy relating to lending
For                                        Against                                Abstain
76,648,204                              2,088,827                                2,010,474
2e:  Proposal to remove the additional fundamental policy relating to estate and commodities
For                                         Against                                Abstain
76,836,997                              1,878,034                                2,032,472

2f:  Proposal to revise the fundamental policy relating to senior securities
For                                            Against                                Abstain
76,973,979                              1,745,896                                2,057,628

2g:  Proposal to remove the additional fundamental policy relating to underwriting
For                                          Against                                Abstain
76,949,868                              1,687,075                                2,110,558

Proposal 3:  To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For                                            Against                                Abstain
253,721,880                              6,557,130                                8,760,543

OPPENHEIMER EQUITY INVESTOR FUND a series of
OPPENHEIMER PORTFOLIO SERIES
N-SAR EXHIBIT 77C

SPECIAL SHAREHOLDER MEETING (Unaudited)

On June 21, 2013, a shareholder meeting of Oppenheimer Equity Investor Fund (the “Fund”) as series of Oppenheimer Portfolio Series (the “Trust”) was held at held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 3012.  The following is a report of the votes cast:

Nominee/Proposal                                           For                                Withheld

Trustees

Brian F. Wruble                                        324,147,843                                4,684,591
David K. Downes                                    324,077,307                                4,755,128
Matthew P. Fink                                       323,819,210                                5,013,225
Edmund Giambastiani, Jr.                       323,806,083                                5,026,352
Phillip A. Griffiths                                   324,047,725                                4,784,710
Mary F. Miller                                          323,960,540                                4,871,895
Joel W. Motley                                        324,167,662                                4,664,773
Joanne Pace                                              323,951,366                                4,881,069
Mary Ann Tynan                                    324,165,199                                4,667,236
Joseph M. Wikler                                    323,812,337                                5,020,098
Peter I. Wold                                            324,079,437                                4,752,998
William F. Glavin, Jr.                               323,908,264                                4,924,171

Proposal 2:  To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a:  Proposal to revise the fundamental policy relating to borrowing
For                                         Against                                Abstain
29,758,060                              770,478                                1,027,707

2b-1:  Proposal to revise the fundamental policy relating to concentration of investments
For                                          Against                                Abstain
29,728,440                              798,589                                1,029,218

2c-1:  Proposal to remove the fundamental policy relating to diversification of investments
For                                        Against                                Abstain
29,619,088                              888,419                                1,048,739

2d:  Proposal to revise the fundamental policy relating to lending
For                                         Against                                Abstain
29,750,398                              772,154                                1,033,694

2e:  Proposal to remove the additional fundamental policy relating to estate and commodities
For                                        Against                                Abstain
29,659,603                              832,756                                1,063,887

2f:  Proposal to revise the fundamental policy relating to senior securities
For                                       Against                                Abstain
29,824,396                              810,537                                921,313

2g:  Proposal to remove the additional fundamental policy relating to underwriting
For                                        Against                                Abstain
29,747,264                              787,803                                1,021,180

Proposal 3:  To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For                                                        Against                                Abstain
           253,721,880                                           6,557,130                                8,760,543